Supplement to Spinnaker Plus Prospectus
Supplement dated April 26, 2017
to Prospectus dated December 1, 2004 as supplemented

Effective May 1, 2017, The Dreyfus Socially Responsible Growth Fund, Inc. will change its name to The Dreyfus Sustainable U.S. Equity Portfolio, Inc. Accordingly, the disclosure under Section 4: Investment Options is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
The Dreyfus Sustainable U.S. Equity Portfolio Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	The fund seeks long-term capital appreciation.	Newton Investment Management (North America) Limited

Any reference to The Dreyfus Socially Responsible Growth Fund, Inc. in the prospectus is replaced with The Dreyfus Sustainable U.S. Equity Portfolio, Inc.